UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

December 10, 2007

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2008 Annual Meeting of the Shareholders of Ecology and Environment, Inc. (the “Company”). The Annual Meeting will be held at the Millennium Airport Hotel Buffalo (formerly the Sheraton Four Points Hotel), 2040 Walden Avenue, Cheektowaga, New York, on Thursday, January 17, 2008 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR” the re-election of the current Directors and “FOR” the adoption of the Company’s 2007 Stock Award Plan. It is important that your views be represented whether or not you are able to be present at the meeting.

We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

Sincerely,

GERHARD J. NEUMAIER

Chief Executive Officer

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date of Meeting:	January 17, 2008
Time:	9:00 a.m.
Place:	Millennium Airport Hotel Buffalo (formerly the Sheraton Four Points Hotel) 2040 Walden Avenue Cheektowaga, New York

Purposes of Annual Meeting are:

1.  To elect the Board of Directors.

2.  To adopt the Ecology and Environment, Inc. 2007 Stock Award Plan.

3.  To act on such other matters as may properly come before the meeting.

Only Shareholders of record at the close of business on December 3, 2007 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

A copy of our Annual Report to Shareholders is enclosed for your reference.

By order of Board of Directors

RONALD L. FRANK,

Secretary

Lancaster, New York

December 10, 2007

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated December 10, 2007

For the Annual Meeting of Shareholders

to be Held January 17, 2008

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Millennium Airport Hotel Buffalo (formerly the Sheraton Four Points Hotel), 2040 Walden Avenue, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 17, 2008 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 10, 2007.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 3, 2007 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on December 3, 2007, the Company had issued and outstanding 2,606,860 shares of Class A Common Stock and, 1,667,426 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the “Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the “Class B Directors”).

Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. Shares of Class B Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class B Directors named therein and in this discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Only holders of record of Common Stock at the close of business on December 3, 2007 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will be counted as being present or represented at the meeting for purposes of establishing a quorum.

Under the Company’s by-laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. An abstention with respect to such other matters will have the practical effect of a negative vote as to that proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 28, 2007, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock:

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent Of Class
Gerhard J. Neumaier*	377,904	12.9%	363,188	21.8%

Frank B. Silvestro*	290,783	10.2%	290,783	17.4%

Ronald L. Frank*	207,330	7.5%	191,040	11.5%

Gerald A. Strobel*	218,652	7.9%	218,652	13.1%

Bank of New York, Inc.	210,854	7.6%	—	—

Wedbush, Inc. (4)	241,900	8.6%	—	—

*	See Footnotes in next table.

(1)

The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Bank of New York, Inc. is One Wall Street, 10th Floor, New York, New York 10286. The address for Wedbush, Inc. is 1000 Wiltshire Blvd., Los Angeles, CA 90017-2459 and the address for Edward W. Wedbush and Wedbush Morgan Securities is P.O. Box 30014, Los Angeles, CA 90030-0014.

(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3)	There are 2,557,478 shares of Class A Common Stock issued and outstanding and 1,667,426 shares of Class B Common Stock issued and outstanding as of September 28, 2007. The figures in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

(4)	Includes 87,000 shares owned by Edward W. Wedbush and 3,000 shares owned by Wedbush Morgan Securities, Inc. based upon a Schedule 13G filed by Wedbush, Inc. on February 13, 2007.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of September 28, 2007, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Gerhard J. Neumaier (5)(10)	377,904	12.9%	363,188	21.8%

Frank B. Silvestro (10)	290,783	10.2%	290,783	17.4%

Ronald L. Frank (6)(10)	207,330	7.5%	191,040	11.5%

Gerald A. Strobel (7)(10)	218,652	7.9%	218,652	13.1%

Harvey J. Gross (8)	84,048	3.2%	74,598	4.5%

Gerard A. Gallagher, Jr.	62,606	2.4%	62,265	3.7%

Ross M. Cellino (9)	16,914	*	1,102	*

Roger Gray	11,125	*	5,945	*

Timothy Butler	1,680	*	—	—

Directors and Officers Group (10 individuals)	1,288,227	33.5%	1,215,896	72.9%

*	Less than 0.1%

(1)	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them and the shares have not been pledged as security.

(3)	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(4)	There are 2,557,478 shares of Class A Common Stock issued and outstanding and 1,667,426 shares of Class B Common Stock issued and outstanding as of September 28, 2007. The figure in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

(5)	Includes 551 shares of Class A Common Stock owned by Mr. Neumaier’s spouse, as to which he disclaims beneficial ownership. Includes 5,801 shares of Class A Common Stock owned by Mr. Neumaier’s Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Neumaier’s adult children. Includes 1,986 shares of Class A Common Stock owned by a Partnership in which Mr. Neumaier is a general partner.

(6)	Includes 3,806 Shares of Class B Common Stock owned by Mr. Frank’s former spouse as to which he disclaims beneficial ownership except for the right to vote the shares which he retains pursuant to an agreement with his former spouse. Includes 2,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 9,870 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

(7)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust which one of his children created for which Mr. Strobel serves as Trustee.

(8)	Includes an aggregate of 22,098 shares of Class B Common Stock owned by two trusts created by Mr. Gross of which he and his spouse are the sole beneficiaries during their lifetimes.

(9)	Includes 10,915 shares of Class A Common Stock owned by Mr. Cellino’s spouse, as to which shares he disclaims beneficial ownership; also includes 4,782 shares of Class A Common Stock owned by Mr. Cellino’s Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

(10)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Management—Restrictive Agreement”.

Restrictive Agreement

Messrs. Gerhard J. Neumaier, Silvestro, Frank, and Strobel entered into a Stockholders’ Agreement in 1970 which governs the sale of certain shares of Common Stock owned by them, the former spouse of one of the individuals and some of their children. The agreement provides that prior to accepting a bona fide offer to purchase all or any part of their shares, each party must first allow the other members to the agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

EXECUTIVE COMPENSATION

The Company’s Board of Directors is responsible to oversee all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

Compensation Philosophy and Objectives

The Company’s compensation programs are designed to attract, motivate, and retain talented executives while maintaining competitiveness within our industry. E&E faces intense compensation in the market for talented executives and employees and understands the need to offer competitive employment packages. Its compensation programs are designed to achieve this in a manner that still furthers the financial interest of its shareholders. The objectives of the compensation programs are:

•	to provide levels of compensation that integrate with annual and long term performance goals for the Company

•	to attract and retain top level executives

•	to reflect individual job responsibilities and reward previous and expected future contributions to the Company

•	to remain competitive with compensation programs offered by our competitors of similar size in the environmental industry while allowing the Company to maintain competitive pricing

•	to limit the use of perquisites to those that assist the executive officers in efficiently carrying out their responsibilities

Compensation Process and Components

The Board of Directors, acting as a whole, has primary responsibility for the determination of officers’ salaries. Compensation for officers consists of base salaries plus bonuses designed to reward officers for achieving certain financial and business objectives. Information is gathered from market surveys (including the Environmental Industry Compensation Survey), compensation levels from industry peer groups, and local companies’ information. E&E generally establishes the salaries for its officers in a range that is competitive within its industry.

Base Salaries

Salaries for the Company’s officers (including the CEO) are determined by evaluating the officer’s individual performance and contributions to the performance of the Company, the officer’s responsibilities, experience, and any other data which may be available regarding competitive practices. Officers’ salaries and merit adjustments are approved annually by the Board of Directors in April for the next 12 months. Based on this process, the Company’s officers were provided a 3.9% +/- salary increase for fiscal year 2007.

Bonus/Pay for Performance

The Company utilizes a performance based compensation plan covering senior technical and management personnel called the Pay for Performance Plan (PFP Plan). The PFP Plan includes as participants all of the Company’s officers. A bonus pool is established by the Board of Directors for the PFP Plan on an annual basis which is dependent upon the Company earning targeted annual earnings per share which bonus pool amount has upward and downward adjustments if the earnings goal is exceeded or not achieved, respectively. The bonus is paid using a combination of cash and the Company’s common stock from the Company’s 2003 Stock Award Plan. The Board of Directors determines the allocation between cash and stock awards. Since the inception of the PFP Plan the cash component has been approximately 60% and the stock component has been approximately 40%. The allocation of the PFP bonus pool among the Company’s Vice Presidents and Senior Vice Presidents is determined by the Company’s senior executives (i.e. the President and the three Executive Vice Presidents). For the Company’s senior executives the allocation of the PFP Plan bonus pool and its funding between cash and stock (taking in consideration the existing stock ownership of those individuals) is determined by the Board of Directors.

Stock Ownership Requirements

The Company has no requirements for specific equity ownership of E&E stock by the Company’s Board of Directors and officers or any retention requirements on stock awards granted to directors and officers. As of the date of this report all of the named executive officers own Company stock.

Retirement and Other Benefits

All Ecology and Environment, Inc. officers are entitled to participate in the Company’s fringe benefit programs, including the Company’s 401(k) Plan, which is an IRS qualified plan, available to all eligible employees. The 401(k) Plan is a non employer contributory plan and the only contributions are employee 401(k) elective deferrals.

Ecology and Environment, Inc. also maintains an IRS qualified Defined Contribution Plan for all of its employees. All Company employees who have completed one (1) year of service are participants in the Defined Contribution Plan. At the discretion of its Board of Directors Ecology and Environment makes contributions to the Plan equal to about 5% of eligible employee compensation. Eligible employee compensation under the Defined Contribution Plan during fiscal year 2007 was capped at $220,000 per year.

Amounts contributed to Defined Contribution on behalf of the named executive officers are included in the Summary Compensation Table under the heading “All Other Compensation”.

Perquisites and Other Personal Compensation

The Company believes that compensation for its executive officers and directors should be reasonable compared to the total staff. In keeping with this philosophy, the Company does not currently offer special benefits to its officers and directors, other than those available to the general staff. The Company has not entered into any employment agreement with any of its named executive officers, and there is no special benefit or compensation paid to any of the named executive officers in the event of their termination (without cause or by death) or retirement that is not available to the general staff.

Tax Deductibility of Compensation.    The Company does not have a policy with respect to compliance with the limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, which imposes a $1 million limit on the amount that a public company may deduct as an expense for compensation paid to the Company’s named executive officers.

Compensation Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Board of Directors has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussion with management, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Gerhard J. Neumaier Frank B. Silvestro Gerald A. Strobel Ronald L. Frank	Gerard A. Gallagher, Jr. Harvey J. Gross Ross Cellino Timothy Butler

Dated: December 10, 2007

There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2005, 2006 and 2007 of those persons who were at July 31, 2007 (i) the chief executive officer and (ii) the four other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2007 in excess of $100,000. In this report, the five persons named in the table below are referred to as the “Named Executives”.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Other	Stock Incentive Options (Shares)	Restricted Stock Awards (3)	Long-Term Compensation Payouts	All Other (2)	Total
Gerhard J. Neumaier	2007	$301,163	$35,000	-0-	-0-	-0-	-0-	$11,540	$347,703
President and Director	2006	$290,289	$45,000	-0-	-0-	-0-	-0-	$18,164	$353,453
	2005	$286,847	$-0-	-0-	-0-	-0-	-0-	$14,962	$301,809

Frank B. Silvestro	2007	$277,531	$35,000	-0-	-0-	-0-	-0-	$11,108	$323,639
Executive Vice President	2006	$261,526	$45,000	-0-	-0-	-0-	-0-	$16,712	$323,238
and Director	2005	$261,436	$-0-	-0-	-0-	-0-	-0-	$13,638	$275,074

Ronald L. Frank	2007	$220,110	$28,000	-0-	-0-	-0-	-0-	$11,475	$259,585
Executive Vice President	2006	$211,658	$45,000	-0-	-0-	-0-	-0-	$14,218	$270,876
of Finance, Secretary,	2005	$247,359	$-0-	-0-	-0-	-0-	-0-	$12,934	$260,293
Treasurer, and Director

Gerald A. Strobel	2007	$274,484	$35,000	-0-	-0-	-0-	-0-	$11,540	$321,024
Executive Vice President	2006	$264,573	$45,000	-0-	-0-	-0-	-0-	$16,864	$326,437
of Technical Services	2005	$261,436	$-0-	-0-	-0-	-0-	-0-	$13,638	$275,074
and Director

Laurence M. Brickman	2007	$170,635	$19,200	-0-	-0-	$13,997	-0-	$9,860	$213,692
Senior Vice President	2006	$164,474	$21,000	-0-	-0-	-0-	-0-	$10,085	$195,559
	2005	$162,524	$-0-	-0-	-0-	-0-	-0-	$8,478	$171,002

(1)	Amounts earned for bonus compensation for the Senior Vice President is determined by the senior executives, and the senior executives bonuses are determined by the Board of Directors.

(2)	Represents group term life insurance premiums, contributions made by the Company to its Defined Contribution Plan and Defined Contribution Plan SERP (terminated in FY 2006) accruals on behalf of each of the Named Executives.

(3)	As of July 31, 2007, there were 1,390 shares of the Company’s Class A Common Stock which was restricted stock issued pursuant to the Company’s Stock Award Plan issued to Laurence Brickman having a value of $16,750. A 5% stock dividend was issued effective on August 1, 2007 which will increase the amount of shares outstanding by 69.

See “Executive Compensation” discussion above for a description of the Compensation Plans pursuant to which the amounts listed in the “Summary Compensation Table” were paid or awarded and the criteria for such payments and awards.

Fiscal 2007 Grants of Plan Based Awards

The following table sets forth the information concerning restricted stock grant awards to the CEO and each of the Named Executive Officers during fiscal year 2007:

	Stock Awards
Name	Grant Date	Stock Shares Awarded in Fiscal Year 2007 (1)	Market Value of Shares Awarded (2)
Laurence M. Brickman	8/1/2006	1,390	$16,750

(1)	The stock shares awarded have a three year vesting period. A 5% stock dividend was issued effective August 1, 2007 which will increase the shares by 69.

(2)	Market Value is calculated based on the fair market value of the Company’s stock at July 31, 2007 ($12.05).

Outstanding Equity Awards at July 31, 2007

The following table sets forth the information concerning the unvested restricted stock grants awarded to the CEO and each of the Named Executive Officers as of the end of fiscal year 2007:

	Stock Awards
Name	Number of Shares that have not Vested (1)	Market Value of Shares that have not Vested (2)
Laurence M. Brickman	1,390	$16,750

(1)	The stock shares awarded have a three year vesting period. A 5% stock dividend was issued effective August 1, 2007 which will increase the shares by 69.

(2)	Market Value is calculated based on the fair market value of the Company’s stock at July 31, 2007 ($12.05).

Stock Vested in Fiscal Year 2007

The following table sets forth the information concerning the amount of stock grants awarded to the CEO and each of the Named Executive Officers that had vested as of the end of fiscal year 2007:

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (1)
Laurence M. Brickman	884	$10,652

(1)	Value realized reflects the market value of the stock at July 31, 2007 ($12.05).

Compensation Pursuant to Plans

•

Defined Contribution Plan.    The Company maintains a Defined Contribution Plan (“the DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

•

Stock Award Plan.    Ecology and Environment, Inc. has adopted a 1998 Stock Award Plan effective March 16, 1998 (the “1998 Plan”). To supplement the 1998 Plan, a 2003 Stock Award Plan (the “2003 Plan”) was approved by the shareholders at the Annual Meeting held in January of 2004 (the “1998 Plan and 2003 Plan” collectively referred to as the “Award Plan”). The 2003 Plan was approved retroactive to October 16, 2003 and will terminate October 15, 2008. Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefor, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company’s Board of Directors to determine for what period of time and under what circumstances the awards can be forfeited.

The Award Plan is not a qualified plan Section 401(a) of the Internal Revenue Code. The Plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2007, awards for a total of 55,435 shares of Class A common stock have been granted and remain subject to vesting under the 2003 Plan. See discussion above under caption “Compensation Process and Components-Bonus/Pay for Performance.

Director Compensation

The following table shows the cash amounts earned by each non-employee director for his services in fiscal year 2007.

Name	Board Member Fees	Board Meeting Fees	Other (1)	Total Amount Paid
Harvey J. Gross	$30,190	$-0-	$-0-	$30,190
Gerard A. Gallagher, Jr.	$30,190	$-0-	$34,852	$65,042
Ross M. Cellino	$30,190	$-0-	$-0-	$30,190
Timothy Butler	$30,190	$-0-	$-0-	$30,190

(1)	Other is the value paid under a consulting fee arrangement.

During fiscal year 2007, each non-employee director was compensated with a director fee in an annual rate of $30,190. The Directors fees were paid quarterly. Other than the directors fee the directors received no other compensation from the Company as director or as serving as members or the chairman of any committee of the Board of Directors.

Equity Compensation Plan Information

The following table provides information as of July 31, 2007 with respect to shares of the Company’s common stock that may be issued under existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by securities holders:
1986 Incentive Stock Option Plan	—	—	—
2003 Stock Award Plan	—	—	61,054

Equity compensation plans not approved by securities holders:
1998 Stock Award Plan	—	—	—

Total		—	61,054

Refer to Compensation of Executive Officers — Compensation Pursuant to Plans for more information on the equity compensation plans.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2007 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons, except for the filing of a Form 4 statement by Ronald L. Frank for the sale of 5,000 Class B shares of Common Stock by his former spouse that occurred on November 6, 2006 but which statement was not filed until November 13, 2006 since Mr. Frank was out of the country, the filing of a Form 4 statement by Laurence M. Brickman for the acquisition of 1,390 Class A shares of Common Stock under the Company’s Stock Award Plan that occurred on October 23, 2006 but which statement was not filed until November 2, 2006 since Mr. Brickman was out of town, and the filing of a Form 4 statement by Roger Gray for the acquisition of 596 Class A shares of Common Stock under the Company’s Stock Award Plan that occurred on October 23, 2006 but which statement was not filed until November 3, 2006 since Mr. Gray was out of town.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a separate Compensation Committee. Compensation of the Company’s Executive Officers is considered by the entire Board of Directors. As members of the Board of Directors Messrs. Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel participate in deliberations and discussions concerning their own compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as a Vice President and Regional Manager of the Company and received aggregate compensation of $140,152 for his services during fiscal year 2007 which included awards for 1,192 shares form the Stock Award Plan. Director Gerhard J. Neumaier’s son, Kevin S. Neumaier, serves as a Senior Vice President and received aggregate compensation of $155,603 for his services during fiscal year 2007 which included awards for 1,192 shares from the Stock Award Plan. The Company believes that compensation for these individuals is commensurate with their peers and their relationships during 2007 were reasonable and in the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

Schneider Downs & Co., Inc., independent certified public accountants, is the auditor of the Company’s records. The Audit Committee has appointed Schneider Downs & Co., Inc. to be retained as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending July 31, 2007.

Representatives of Schneider Downs & Co., Inc. will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of fees billed to the Company by Schneider Downs & Co., Inc. for the fiscal years ended July 31, 2007 and July 31, 2006.

Fee Category	Fiscal 2007 Fees	Fiscal 2006 Fees
Audit Fees	$252,400	$213,200

Audit Related Services	$33,800	$38,800

Grand Total	$286,200	$252,000

Audit Fees:    The aggregate fees accrued for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended July 31, 2007 and 2006 and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended July 31, 2007 and 2006 were $252,400 and $213,200, respectively. Also included in this number are expenses incurred relating to accounting consultation services and Form S-8 filings.

Audit Related Fees:    The aggregate fees billed by Schneider Downs & Co., Inc. for services rendered to the Company for 401(k), pension plan audits and indirect rate audits for the years ended July 31, 2007 and 2006 were $33,800 and $38,800 respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. The Audit Committee approved all services provided by Schneider Downs & Co., Inc. during its fiscal year ended July 31, 2007.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2007 with the Company’s Management and Schneider Downs & Co., Inc. The Audit Committee has discussed with Schneider Downs & Co., Inc. the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from Schneider Downs & Co., Inc. required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with Schneider Downs & Co., Inc. their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2007 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Schneider Downs & Co., Inc. ’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Harvey J. Gross

Ross M. Cellino

Timothy Butler

PROPOSAL 1 — ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

Information Concerning Nominees

The nominees proposed for election to the Board of Directors are all presently members of the Board.

The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

Class A Nominees

Nominee	Age	Positions and Offices Held with the Company
Ross M. Cellino	75	Class A Director

Timothy Butler	66	Class A Director

Class B Nominees

Nominee	Age	Positions and Offices Held with the Company
Gerhard J. Neumaier	70	President and Class B Director

Frank B. Silvestro	70	Executive Vice President and Class B Director

Gerald A. Strobel	67	Executive Vice President of Technical Services and Class B Director

Ronald L. Frank	69	Executive Vice President of Finance, Secretary, Treasurer and Class B Director

Gerard A. Gallagher, Jr.	76	Class B Director

Harvey J. Gross	79	Class B Director

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors.

Business Experience of Nominees

Mr. Neumaier is a founder of the Company and has served as the President and a Director since its inception in 1970. Mr. Neumaier has a B.M.E. in engineering and a M.A. in physics.

Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

Mr. Gallagher joined the Company in 1972. In March 1979, he became a Vice President of Special Projects and in February, 1986 he became a Director. Mr. Gallagher is in charge of quality assurance for hazardous substance projects. In August 1986, he became a Senior Vice President of Special Projects. Mr. Gallagher has a B.S. in physics. Mr. Gallagher retired as an officer of the Company in February 2001, but continued as a consultant.

Mr. Gross has been a Director of the Company since its inception in 1970. Mr. Gross is an independent insurance broker and a capital financing consultant.

Mr. Cellino has been a Director of the Company since its inception in 1970. He currently serves as a Class A Director. Mr. Cellino is an attorney and counselor-at-law retired from private practice.

Mr. Butler has been a Director of the Company since September 5, 2003. Mr. Butler is a retired bank executive with 39 years of experience as a senior bank officer concentrating in business lending and finance.

The Board of Directors has designated that Mr. Butler is the audit committee financial expert serving on its audit committee. Mr. Butler is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act Regulations.

The Company has a separately-designated standing audit committee established in accordance with Section 3 (a) 58 (A) of the Securities Exchange Act of 1934 and the American Stock Exchange Requirements. The members of the audit committee are Timothy Butler, Ross M. Cellino, and Harvey J. Gross.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2007, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting.

The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. As it has no nominating committee, it has not adopted a charter for such a committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding nomination of directors because it is a “controlled company” under the American Stock Exchange Rules and historically has not received nominations from its shareholders.

The Audit Committee consists of Messrs. Timothy Butler, Ross M. Cellino (Chairman) and Harvey J. Gross, all non-employee, independent (as defined in the American Stock Exchange (AMEX) listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2007, the Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Audit Committee Charter, which was adopted by the Board of Directors on November 24, 2003 is attached as Appendix A.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Harvey J. Gross. The Committee held one (1) meeting during the fiscal year 2007. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Compensation of Directors

With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director’s fee of $30,190 per annum. The director’s fee is paid quarterly. Mr. Gallagher is paid $5,420 per month for services as a consultant to the Company, which includes compensation for serving as a Director of the Company.

Corporate Governance/American Stock Exchange Rules

The Company’s shares of Class A Common Stock are listed on the AMEX. AMEX has required all of its listing companies to certify that they comply with the AMEX’s corporate governance rules (CG Rules). The Company has certified to the AMEX that it is in compliance with CG Rules except for those CG Rules relating to the composition of and adoption of a nominating committee and the composition of the compensation committee relating to the Company’s Board of Directors. For these items, the Company has relied upon the “controlled company” exception found in the AMEX CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. The Company believes that a group, consisting of Messrs. Neumaier, Silvestro, Frank and Strobel and members of their families, now holds more than 50 percent of the voting power of the Company and that, therefore, the Company is a “controlled company” for purposes of the AMEX CG Rules.

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, is posted on the Company’s website at www.ene.com, as well as on the Company’s internal website which is available to all Company employees. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL 2 — ADOPTION OF THE ECOLOGY AND ENVIRONMENT, INC.

2007 STOCK AWARD PLAN

On October 18, 2007, the Board of Directors approved for submission to the Shareholders the Ecology and Environment, Inc. 2007 Stock Award Plan (the “2007 Plan”) as set forth on Appendix B to this Proxy Statement. The following is a summary of the material terms of the 2007 Plan and is qualified in all respects by the terms of the 2007 Plan. Please refer to Appendix B for more complete and detailed information with respect to the 2007 Plan.

The 2007 Plan is designed to provide incentives which will attract and maintain highly competent persons and officers, key employees and non-employee directors of the Company. This will be accomplished by the Board of Directors awarding shares to the participants under the Plan. The Plan will be administered by a committee of at least three Directors selected by the Board of Directors (the “Committee”). Absent a change in the Company’s capitalization, the total number of shares that may be awarded under the Plan will not exceed 200,000. The Committee is authorized to determine the employees, officers and non-employee directors to whom awards of shares as bonuses (the “Awards”) may be made, the times at which such Awards are made, the number of shares awarded and any restrictions on the vesting of such shares. Shares will be awarded at their fair market value on the date of Award may be subject to restrictions as determined by the Committee and will be held in escrow by the Company until the restrictions to which they are subject shall lapse. Under the 2007 Plan any shares which are subject to Awards that are reacquired by the Company pursuant to the rights reserved by the Company on the issuance of such Awards are again available for reissuance. This provision could have the effect of increasing the number of shares remaining available for grant.

For Federal income tax purposes, the recipient of an Award must recognize ordinary income equal to the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture and the Company will receive a deduction for the same amount at that time. The tax consequences described above are the general rules and are subject to change. Participants should consult their own tax advisors since a taxpayer’s particular situation may be such that the rules described above may vary.

No Awards have been granted under the 2007 Plan prior to the date of this Proxy Statement. It is not possible to determine at this time what other benefits will be received by the employees, officers and non-employee directors under the 2007 Plan because the granting of Awards is within the discretion of the Committee.

The 2007 Plan became effective on October 18, 2007, subject to approval of the Shareholders. The Plan will terminate on October 17, 2012, unless a different termination date is fixed by the shareholders, but no such termination shall effect the prior rights under the 2007 Plan of the Company or of anyone to whom such shares have been transferred prior to termination.

The Board of Directors recommends a vote FOR this proposal.

DEADLINE FOR SHAREHOLDER PROPOSALS

FOR NEXT ANNUAL MEETTING

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 12, 2008. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company’s proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 26, 2008 or the Company’s management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company’s proxy materials.

OTHER MATTERS

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which is carried with Illinois National Insurance Co., has been renewed for one year beginning August 1, 2007, at a premium of $62,025. In addition, the Pension Trust Liability Insurance, which is carried with OneBeacon Insurance Company covering the Company, its subsidiaries, and its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974, has been renewed for one year beginning August 1, 2007 at a premium of $2,500.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

RONALD L. FRANK

Secretary

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF

ECOLOGY AND ENVIRONMENT, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of Ecology & Environment, Inc. (the “Company”). The adequacy of the Charter will be reviewed and assessed annually by the Audit Committee.

Purpose

The Audit Committee has as its primary purpose oversight responsibility for (a) the quality and integrity of the Company’s financial reporting; (b) the compliance by the Company with legal and regulatory requirements; (c) adequacy of the Company’s internal control systems and review of the performance, qualifications and independence of the Company’s independent accountants.

Authority

The Audit Committee has been duly established by the Board of Directors and is provided with appropriate resources and authority to discharge its responsibilities effectively. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting and other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage.

Composition

The Audit Committee shall be composed of not less than three members of the Board of Directors each of whom shall be (a) are “independent directors” as defined by Section 121A of the American Stock Exchange (AMEX) Company Guide and (b) is able to read and understand financial statements. As required by Section 407 of the Sarbanes-Oxley Act of 2002 (the “Act”), at least one member of the Audit Committee must be a “financial expert” as defined in rules adopted by the Securities and Exchange Commission (SEC) to implement that requirement. Notwithstanding the above, each member of the Audit Committee shall meet the independence, experience and other applicable requirements relevant to Audit Committee members, as and when required, of AMEX, the Securities and Exchange Act of 1934 (the Exchange Act”) and the rules and regulations of the SEC and other applicable regulatory authority.

The members of the Audit Committee shall be appointed and replaced by the Board of Directors. The chair of the Committee shall be designated by the Board of Directors or, if it does not do so, the committee members shall elect a chairperson by vote of a majority of the full committee.

Meetings

The Audit Committee shall meet or hold telephone meetings at least quarterly, with additional meetings as deemed appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or other advisor to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Company’s shareholders related to accounting matters and reporting practices of the Company and to the quality and integrity of the financial statement of the Company.

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.	Appoint, compensate, retain and replace the Company’s public accountants, subject to ratification with respect to retention at the next scheduled annual shareholder meeting. Evaluate at least annually the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to management and to receive the specific representations of the independent public accountants as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002, Section 202 of that Act, the audit partner rotations requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act. Review the fees of the independent public accountants in relation to services provided to the Company.

2.	Meet with the independent public accountants and management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Company’s financial statements and related footnotes, the independent public accountants’ report thereon, any significant changes required in the independent public accountant’s audit plan, any serious difficulties or disputes with management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted audited standards. The Audit Committee shall have the sole authority to approve the terms, including compensation, of all auditing services, and the terms of any non-auditing services which the independent public accountants or an affiliate are permitted to render under the Exchange Act, with pre-approval of such non-audit services subject to deminimis exception under the Exchange Act.

3.	Review with the independent public accountants and with management the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by management to recommendations for improvement made by the independent public accountants. The Audit Committee will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Company as required in Section 406 of the Sarbanes-Oxley Act of 2002.

4.	Review periodically with the independent public accountants the form of the Company’s financial statements, including the Company’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

5.	Provide the independent public accountants with the opportunity to meet at least annually with the members of the Audit Committee without representatives of management being present. Among the items to be discussed in these meetings are the independent public accountants’ evaluation of management’s financial and accounting personnel, and the cooperation, which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

6.	Review and discuss with management and the outside auditing firm the annual audited and quarterly financial statements of the Company, including: (a) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical; and (c) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

7.	Review and discuss the adequacy of the Company’s internal controls (with particular emphasis on the scope and performance of the internal audit function) and disclosure, and review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program.

8.	Review and discuss the Company’s policies with respect to risk assessment and risk management.

9.	Establish policies for the hiring of employees and former employees of the outside auditing firm.

10.	Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

11.	Establish the procedures for handling complaints regarding and investigate any improprieties or suspected improprieties in the Company’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Company, and will receive, retain, and consider confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

12.	Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

13.	Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Company.

Limitation of the Committee’s Role

Notwithstanding the duties and responsibilities of the Audit Committee set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company’s independent public accountants. Moreover, the designation of any member of the Committee as a “financial expert” does not: (i) impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on any member of the Committee not so designated; (ii) deem such person an “expert” for any purpose, including without limitation for purposes of the Securities Act of 1933; and (iii) affect the duties, obligations or liabilities of any member of the Audit Committee of the Board of Directors.

Adopted November 24, 2003

APPENDIX B

ECOLOGY AND ENVIRONMENT, INC.

2007 Stock Award Plan

1. Purpose:    The Stock Award Plan (the “Plan”) is intended to (a) provide incentives which will attract and retain highly competent persons as officers, and key employees of ECOLOGY AND ENVIRONMENT, INC. (the “Company”) and its subsidiaries, and (b) provide a mechanism to compensate the Company=s non-employee directors with stock in lieu of cash compensation by providing them with Class A Common Stock of the Company which are treasury shares (“Common Stock”) pursuant to awards (“Awards”) described herein.

2. Administration:    The Board of Directors (“Board”) of the Company shall supervise and administer the Plan. Any questions of interpretation of the Plan or of any Awards issued under it shall be determined by the Board and such determination shall be final and binding upon all persons. Any or all powers and discretions vested in the Board under the Plan (except the power to amend or terminate the Plan) may be exercised by a committee of at least three directors (the “Committee”) authorized by the Board to do so. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

3. Participants:    Participants shall consist of such key employees (including officers) or (b) directors of the Company or any or all of its present or future subsidiaries as the Board, in its sole discretion, determines to be mainly responsible for the success and future growth and profitability of the Company and whom the Board may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.

4. Shares Reserved Under the Plan:    There is hereby reserved for issuance as Awards under the Plan an aggregate of 200,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

5. Awards:    Awards will consist of Common Stock transferred to Participants (a) as a bonus for service rendered by employees (including officers) to the Company or (b) as payment of fee for services rendered by directors, without other payment therefor, based upon the fair market value of the Common Stock at the time of the Award. Certificates evidencing such shares shall be issued in the sole name of the Participant and held by the Company in Escrow until any restrictions to which they are subject shall lapse.

6. Adjustment Provisions:    If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, or similar transactions), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding Award shall be adjusted so that the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrences. Notwithstanding the above, if such adjustment results in the total number of shares reserved for issuance which is greater than the number of Class A Common Stock treasury shares then issued, the total number of shares reserved for issuance shall not exceed the then issued Class A Common Stock treasury shares.

7. Nontransferability:    Each Award granted under the Plan to a Participant shall not be transferable by him otherwise than by will or the laws of descent and distribution. In the event of the death of a Participant during employment or prior to the termination of any Award held by him hereunder, each Award theretofore granted to him shall be payable to the extent provided therein but not later than one year after this death (and not beyond the stated duration of the Award). Any such payment shall be made only:

(a) To the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution; and

(b) To the extent, if any, that the deceased Participant was entitled at the date of his death.

8. Other Provisions:    Any Award under the Plan may also be subject to such other provision (whether or not applicable to the Award to any other Participant) as the Board determines appropriate, including without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Award, provisions giving the Company the right to repurchase shares acquired under any Award, provisions to comply with federal and state securities or tax laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

9. Tenure:    A Participant’s right, if any, to continue to serve the Company and its subsidiaries as an officer, director, employee or otherwise, shall not be enlarged or otherwise affected by his designation as a Participant under the Plan.

10. Duration, Amendment, and Termination:    No Award shall be granted more than five (5) years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant, or under any future plan of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, or any benefit previously or thereafter granted to him under any future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant’s consent.

Adopted by the Board of Directors of Ecology and Environment, Inc. effective October 18, 2007.

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 17, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

20230000000000000000 0 011708

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

1. ELECTION OF CLASS A DIRECTORS:			2. The adoption of Ecology and Environment, Inc. 2007 Stock Award Plan.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: O Ross M. Cellino	3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Timothy Butler	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.
☐	FOR ALL EXCEPT (See instructions below)		PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on December 3, 2007 at the Annual Meeting of Shareholders to be held on January 17, 2008, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 17, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

20630000000000000000 6 011708

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

1. ELECTION OF CLASS A DIRECTORS			2. The adoption of Ecology and Environment, Inc. 2007 Stock Award Plan.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: O Gerhard J. Neumaier	3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Frank B. Silvestro O Gerald A. Strobel O Ronald L. Frank O Gerard A. Gallagher, Jr. O Harvey J. Gross	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on December 3, 2007, at the Annual Meeting of Shareholders to be held on January 17, 2008, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 17, 2008

401(k)

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

20230000000000000000 0 011708

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

1. ELECTION OF CLASS A DIRECTORS:			2. The adoption of Ecology and Environment, Inc. 2007 Stock Award Plan.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: O Ross M. Cellino	3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Timothy Butler	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.
☐	FOR ALL EXCEPT (See instructions below)		PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE RELIANCE TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Reliance Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the under-signed would be entitled to vote at the Annual Meeting of Shareholders to be held on January 17, 2008, or any adjournments thereof.

*      AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Reliance Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Reliance Trust Company before 5:00 p.m. EST on January 16, 2008. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Reliance Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

(Continued and to be signed on the reverse side)

■	14475 ■